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                                                                    EXHIBIT 23.1




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 29, 2001 included in Republic Services, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.



ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida
August 9, 2001.